[THE AMERICAN FUNDS GROUP(R)]


LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

1998
SEMI-ANNUAL REPORT
FOR THE SIX MONTHS ENDED JANUARY 31

[Cover: illustration of a tree-lined road]



LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA


Limited Term Tax-Exempt Bond Fund of America(SM)seeks an opportunity for current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and 10 years.

Limited Term Tax-Exempt Bond Fund of America is one of the 28 mutual funds in The American Funds Group(R), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound return with all distributions reinvested for periods ended December 31, 1997 (the most recent calendar quarter), assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods - Since inception on 10/6/93:
+20.54%, or +4.51% a year; 12 months: +2.22%. Sales charges are lower for accounts of $25,000 or more. These results reflect the effect of a contractual fee waiver. Without the waiver, the results would have been lower. The fund's 30-day yield as of February 28, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.73%. The fund's distribution rate as of that date was 4.14%.*

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable.
*The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the fund's distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.



FELLOW SHAREHOLDERS:

The first half of Limited Term Tax-Exempt Bond Fund of America's 1998 fiscal year saw solid returns for the fund and the municipal bond market in general. A combination of falling interest rates and a strengthening of many state and local economies helped the fund provide attractive tax-free income as well as modest capital appreciation.

During the fiscal period ended January 31, the fund paid dividends totaling 33 cents a share, all exempt from regular federal income taxes.

- If you took those dividends in cash, they represented a tax-free income return of 2.2% (4.4% on an annualized basis).

- If you reinvested your dividends in additional fund shares, your income return was 2.3% (4.6% on an annualized basis).

-To match a 4.6% annualized tax-free income return, a shareholder in the 36% federal tax bracket would have had to earn 7.2% in income from a taxable investment.

In addition, an appreciation in the value of the fund's holdings added to shareholders' total return. A number of the bonds in the fund's portfolio rose in value, pushing the share price to $14.90 on January 31, from $14.79 at the start of the fiscal year. This gain, combined with the fund's income return, produced a total return of 3.0% (not annualized) if you reinvested your dividends, as most shareholders do.

Over the six-month period, the 143 intermediate municipal bond funds tracked by Lipper Analytical Services gained an average of 3.2%, while the unmanaged Lehman Brothers 7-Year Municipal Bond Index (which pays no expenses) rose 3.6%, both with distributions reinvested.

A CONSERVATIVE APPROACH
Limited Term Tax-Exempt Bond Fund has always strived to offer its shareholders much of the income of longer term bonds without their accompanying higher volatility. Because of this mission, the fund's managers have been concerned with preserving capital as well as generating income. As a result, the fund has tended to own bonds with shorter maturities than other limited-term tax-exempt bond funds. The shorter a bond's maturity, the less its price typically fluctuates with changes in interest rates.

This cautious strategy means that the fund's total return will usually lag its competition during periods of falling interest rates but produce better results in times of rising rates. Over a full interest-rate cycle, we believe the combination of superior research and attention to preserving capital will offer the opportunity to reward shareholders well.


INCREASING CREDIT QUALITY
During the recent period, the interest rate "spread" between bonds of differing quality narrowed. As a result, the incentive to buy lower grade bonds diminished greatly. We have found more attractive values at the higher end of the spectrum, including many AAA-rated bonds. As a consequence, the percentage of securities in the fund's portfolio rated in the top three categories - AAA, AA and A - has grown since the beginning of our fiscal year to just under 74% on January 31.
Another factor in the fund's increasing credit quality has been a number of "upgrades." The fund's investment analysts conduct extensive research to find issuers that have solid prospects for financial improvement or that stand to benefit from anticipated strengthening of municipal and state economies. This research was rewarded during the period when the improving financial standing of many issuers - including the state of New York and city of Detroit - was reflected by higher ratings from independent agencies such as Moody's and Standard & Poor's. Other issuers took advantage of lower interest rates to refund existing debt, often with higher quality securities.


LOOKING AHEAD
The U.S. economy has continued to grow at a steady pace, and inflation has remained low - an unusually favorable confluence of events. It is difficult, however, to predict how economic troubles in Asia will affect our nation's businesses and economy going forward. It has been nearly a year since the Federal Reserve Board raised the federal funds rate (the interest rate banks charge each other on overnight loans). The strong economy might suggest the Fed could raise rates again, but with inflation remaining low and the Asian crisis looming as a potential drag on U.S. economic activity, we now have conflicting signals. We will continue to monitor events here and around the world and make appropriate changes in the portfolio as necessary.

On January 31, the fund's portfolio consisted of 120 debt issues from 34 states and the District of Columbia. These securities help states and municipalities develop projects that improve the lives of their residents. Our largest holdings remain concentrated in housing and student loan bonds.

We welcome all our new shareholders to the fund and look forward to reporting to you again in six months.

Cordially,
/s/Paul G. Haaga, Jr.     /s/Abner D. Goldstine
Paul G. Haaga, Jr.        Abner D. Goldstine
Chairman of the Board     President

March 17, 1998




LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

INVESTMENT PORTFOLIO
January 31, 1998 (unaudited)

----------------------------------------------------            ---------       ---------
Portfolio Composition
[pie chart]

New York                                                            11.57%
Michigan                                                             9.23%
California                                                           6.99%
Maine                                                                6.96%
Texas                                                                3.29%
Massachusetts                                                        5.57%
South Dakota                                                         3.72%
Washington                                                           4.28%
Illinois                                                             4.88%
Wisconsin                                                            3.66%
Other states                                                        35.78%
Cash & Equivalents                                                   4.07%
[end pie chart]
---------------------------------------------------            ---------       ---------

                                                                Principal          Market
                                                                   Amount           Value
                                                                    (000)           (000)
                                                                ---------       ---------
Tax-Exempt Securities Maturing in More than
One Year - 95.93%

Alabama - 1.46%
 Industrial Development Board of the City of Butler,
  Pollution Control Refunding Revenue Bonds (James River
  Project), Series 1993, 5.50% 2005                                $3,000          $3,105

Alaska - 1.83%
 Student Loan Corp., Student Loan Revenue Bonds:
  1988 Series A, AMBAC Insured AMT, 8.40% 2003                      2,750           2,845
  1997 Series A, AMBAC Insured AMT, 5.20% 2006                      1,000           1,046

Arizona - 1.97%
 Educational Loan Marketing Corp.,
  1992 Educational Loan Revenue Bonds:
   Series A, 6.70% 2000                                             3,000           3,129
   Series B AMT, 6.95% 2001                                         1,000           1,061

California - 6.99%
 Health Facilities Financing Authority,
  Hospital Revenue Bonds (Downey Community
  Hospital), Series 1993, 5.30% 2004                                1,010           1,050
 City of Fremont, Multifamily Housing Revenue Refunding Bonds,
  Issue A of 1995 (Durham Greens Project), 5.40% 2026 (2006) (      1,830           1,921
 Long Beach Aquarium of the Pacific, Revenue Bonds
  (Aquarium of the Pacific Project),
  1995 Series A, 5.75% 2005                                         1,500           1,604
 County of Los Angeles, Certificates of Participation,
  Marina del Rey, Series A, 6.25% 2003                              3,100           3,369
 Pleasanton Joint Powers Financing Authority,
  Reassessment Revenue Bonds, 1993 Series A,
  5.70% 2001                                                          945             989
 Sacramento:
  Cogeneration Authority, Cogeneration
   Project Revenue Bonds (Proctor & Gamble Project),
   1995 Series, 7.00% 2004                                          2,200           2,509
  Power Authority, Cogeneration Project Revenue
   Bonds (Campbell Soup Project), 1995 Series:
    6.50% 2004                                                      2,000           2,229
    6.50% 2005                                                      1,100           1,227

Colorado - 2.69%
 Housing and Finance Authority, Single
  Family Program Senior Bonds, 1995 Series C-2,
  5.625% 2009 (2000) (1)                                              875             912
 The Regents of the University of Colorado, Master Lease
  Purchase Agreement, Refunding Certificates of
  Participation (Telecommunications and Cogeneration
  Projects), Series 1996, AMBAC Insured, 6.00% 2005                 2,415           2,663
 Eaglebend Affordable Housing Corporation,
  Multifamily Housing Project Revenue Refunding Bonds:
   Series 1997A, 5.45% 2002                                           550             554
   Series 1997A, 5.75% 2007                                         1,585           1,609


District of Columbia - 1.01%
 General Obligation Refunding Bonds,
  Series 1994D, FGIC Insured, 5.10% 2002                            1,000           1,041
 Hospital Revenue Refunding Bonds
  (Medlantic Healthcare Group, Inc. Issue),
   Series A, MBIA Insured, 6.00% 2006                               1,000           1,106

Connecticut - 1.03%
 Mashantucket (Western) Pequot Tribe, Special Revenue Bonds,
  1996 Series A: (2)
   6.25% 2002 (Escrowed to Maturity)                                  500             545
   6.25% 2002                                                         500             540
   6.375% 2004 (Escrowed to Maturity)                                 995           1,116
   6.375% 2004                                                      2,010           2,223

Illinois - 3.88%
 Health Facilities Authority:
  Revenue Refunding Bonds, Series 1997A, (Advocate Health
  Care Network):
   5.50% 2004                                                       1,250           1,324
   5.10% 2005                                                       1,815           1,882
  Revenue Bonds:
   Series 1993 (OSF Healthcare System)
    5.25% 2001                                                      2,025           2,103
   Series 1997 (Victory Health Services)
    5.25% 2004                                                      1,755           1,824
 The County of Cook, General Obligation Capital Improvement
  Bonds, Series 1996, FGIC Insured, 6.00% 2006                      1,000           1,123
  City of Chicago, General Obligation Certificates,
  Series 1997, 5.25% 2006                                           2,030           2,144

Indiana - 0.82%
 Employment Development Commission,
  Pollution Control Revenue Bonds (Chrysler
  Corp. Project), Series 1985, 5.70% 1999                           1,700           1,739

Iowa - 1.02%
 Student Loan Liquidity Corp., Student Loan Revenue Bonds,
  Series C AMT, 6.80% 2005                                          2,000           2,178

Kentucky - 0.95%
 Economic Development Finance Authority, Hospital System
  Refunding and Improvement Revenue Bonds, Series 1997,
  (Appalachian Regional Healthcare, Inc. Project):
   5.40% 2006                                                       1,500           1,548
   5.50% 2007                                                         465             483

Louisiana - 2.56%
 Offshore Terminal Authority,
  Deepwater Port Refunding Revenue Bonds
  (LOOP INC. Project), First Stage,
  Series E, 7.45% 2004                                              5,000           5,452

Maine - 6.96%
 Educational Loan Marketing Corp.,
  Senior Student Loan Revenue Bonds:
   Series 1991 AMT, 6.90% 2003                                      2,595           2,744
   Series 1994A-4 AMT:
    5.95% 2003                                                      1,000           1,069
    6.05% 2004                                                      1,500           1,587
 Housing Authority, Mortgage Purchase Bonds:
  1994 Series E, 6.30% 2002                                         1,650           1,722
  1994 Series C-1, 5.90% 2015 (1999) (1)                            5,965           6,194
 Student Loan Revenue Refunding Bonds,
  Series 1992A-1 AMT:
   6.20% 2003                                                         525             556
   6.30% 2004                                                         895             948

Maryland - 1.76%
 Community Development Administration, Department
  of Housing and Community Development,
  Single Family Program Bonds:
   1994 First Series, 5.70% 2017 (2004) (1)                         2,405           2,484
   1994 Fifth Series AMT, 5.875% 2017 (2001) (1)                    1,225           1,263

Massachusetts - 4.30%
 Health and Educational Facilities Authority Revenue Bonds,
  Caregroup Issue, Series A, MBIA Insured, 5.00% 2006 (3)           2,600           2,711
 Housing Finance Agency, Housing Project Revenue Bonds,
  Series A, AMBAC Insured,
  5.35% 2003                                                          750             785
 The New England Education Loan Marketing
  Corp., Student Loan Revenue Refunding Bonds:
   1992 Senior Issue D, 6.20% 2000                                  2,000           2,104
   1992 Senior Issue A, 6.50% 2002                                  4,500           4,917
   1992 Issue C AMT, 6.75% 2002                                     1,250           1,353

Michigan - 9.23%
 Hospital Finance Authority, Hospital Revenue Refunding Bonds:
  Genesys Health System Obligated Group, Series 1995A,
  7.20% 2003                                                        2,375           2,676
  Pontiac Osteopathic, Series A, 5.375% 2006                        4,000           4,101
 Housing Development Authority, Rental Housing Revenue Bonds,
  1992 Series A, AMBAC Insured, 6.40% 2005                          1,200           1,299
 City of Detroit, General Obligation Refunding Bonds
  (Unlimited Tax):
   Series A:
    6.10% 2003                                                      1,800           1,940
    6.25% 2004                                                      2,165           2,367
   Series 1995-B, 6.75% 2003                                        4,500           4,982
   Series A, FGIC Insured:
    5.50% 2005                                                      1,240           1,328
    6.00% 2006                                                        875             970

Minnesota - 0.80%
 Housing and Finance Authority, Single Family Mortgage,
  Series Q, 6.25% 2014 (1999) (1)                                     615             642
 Maplewood Health Care Facility Revenue Bonds (HealthEast
  Project), 5.80% 2003                                              1,000           1,058

Mississippi - 0.50%
 Claiborne County Adjustable/Fixed-Rate Pollution
  Control Revenue Bonds (Middle South Energy,
  Inc. Project), Series C, 9.875% 2014 (1998) (1)                   1,000           1,072

New Jersey - 1.40%
 Housing and Mortgage Finance Agency, Home Buyer Revenue
  Bonds, 1994 Series I, MBIA Insured, 5.60% 2016                    2,900           2,986

New Mexico - 0.56%
 Educational Assistance Foundation, Student
  Loan Revenue Bonds, Subordinate 1992 Series One-B AMT,
  6.85% 2005                                                        1,110           1,195

New York - 11.57%
 Dormitory Authority Revenue Bonds:
  Center for Nursing & Rehabilitation,Inc, FHA-Insured Mortage,
  Nursing Home Revenue Bonds, Series 1997,
  4.75% 2007                                                        1,000           1,014
  City University Issue, Series U, 6.10% 2001                       1,500           1,592
  City University of New York, as Lessee (John Jay
  College of Criminal Justice Project Refunding),
  5.75% 2005                                                        2,000           2,149
  State University Educational Facilities, Series 1994B,
   5.70% 2004                                                       1,000           1,078
 State Medical Care Facilities Finance Agency,
  Mental Health Services Facilities Improvement
  Revenue Bonds, Series B:
   5.30% 2004                                                       1,620           1,704
   5.30% 2004                                                       2,000           2,111
   6.00% 2007                                                       3,000           3,328
 Castle Rest Residential Health Care Facility, FHA-Insured
 Mortgage Revenue Bonds, Series 1997A,
  4.875% 2007                                                       1,400           1,441
 Urban Development Corp.,
  Correctional Capital Facilities Revenue Bonds:
   1993A Refunding Series, 6.30% 2003                               1,305           1,418
   Series 6, 6.00% 2006                                             1,500           1,638
 The City of New York General Obligation Bonds:
  Fiscal 1993 Series A, 6.25% 2003                                  2,000           2,175
  Series E, 6.50% 2004                                              1,000           1,105
  Series A-1, AMBAC Insured, 6.25% 2005                             1,000           1,122
  Series I, 6.25% 2006                                              1,000           1,109
  Series I, 6.50% 2006                                              1,500           1,686

North Carolina - 2.67%
 Municipal Power Agency Number 1,
  Catawba Electric Revenue Bonds, Series 1992,
  6.00% 2004                                                        3,000           3,240
 Eastern Municipal Power Agency
  Power System Revenue Bonds
  Refunding Series 1993B, 6.00% 2005 (2003) (1)                     1,000           1,073
  Refunding Series 1993C, 5.50% 2007                                1,305           1,372

Ohio - 1.74%
 Housing Finance Agency, Single Family
  Mortgage Revenue Bonds, 1992 Series A-2 AMT,
  5.70% 2013 (1999) (1)                                             1,415           1,465
 The Student Loan Funding Corp., Cincinnati,
  Senior Subordinated Revenue Bonds,
  Series 1993A AMT, 5.75% 2003                                      1,000           1,052
 County of Franklin, Hospital Facilities
  Revenue Refunding and Improvement Bonds (Doctors
  Hospital Project), Series 1993, 5.70% 2004                        1,120           1,200

Oklahoma - 0.55%
 Housing Finance Agency, Single Family Mortgage
  Revenue Bonds (Homeownership Loan Program),
  1994 Series A-1 AMT, 6.25% 2016 (1999) (1)                        1,120           1,165

Pennsylvania - 2.50%
 Higher Education Assistance Agency,
  Student Loan Adjustable Rate Tender Revenue
  Refunding Bonds, 1985 Series A, FGIC Insured,
  6.80% 2000                                                        3,700           3,968
 Hospital and Higher Education Facilities Authority
 of Philadelphia, Hospital Revenue Bonds (Jefferson Health System),
 Series 1997A
  5.50% 2006                                                        1,265           1,362

Rhode Island - 0.67%
 Student Loan Authority, Student Loan
  Revenue Refunding Bonds, Series 1992B AMT
  6.90% 2003 (2001)  (1)                                            1,300           1,417


South Carolina - 1.17%
 Florence County Hospital Revenue Bonds,
  McLeod Regional Medical Center Project, MBIA Insured,
  Series A, 5.50% 2007 (3)                                          2,330           2,502

South Dakota - 3.72%
 Housing Development Authority, Homeownership Mortgage
  Bonds, 1996 Series A, 5.50% 2010                                    985           1,018
 Student Loan Finance Corp., Student Loan
  Revenue Bonds, Series 1994-A AMT:
   5.95% 2001 (2001) (1)                                            2,500           2,615
   6.35% 2005                                                       2,000           2,143
   6.45% 2006 (2001) (1)                                            2,000           2,143

Texas - 3.29%
 General Obligation Bonds,
  Veterans' Housing Assistance Program, Fund I
  Series 1994C Refunding Bonds, 6.25% 2015 (2000) (1)               1,690           1,757
 Brazos Higher Education Authority, Inc.,
  Student Loan Revenue Refunding Bonds:
   1992C-1 AMT, 6.20% 2000                                          1,000           1,036
   Subordinate Series, 1993C-2 AMT, 5.875% 2004                     1,955           2,033
 Harris County Health Facilities Development Corp.,
  Hospital Revenue Refunding Bonds, Children's Hospital
  Project, Series 1995, MBIA Insured, 6.00% 2004                    1,000           1,098
 Tarrant County Health Facilities, Development Corp. Health
 Resources System Revenue Bonds,
  Series 1997A, 5.50% 2007                                          1,000           1,078

Utah - 1.20%
 Housing Finance Agency, Single Family Mortgage Bonds,
  Purchase Refunding Bonds, Series 1996 (Federally
  Insured or Guranteed Mortgage Loans):
   5.45% 2004                                                       1,385           1,449
   Series 1997F AMT , 5.50% 2010                                    1,100           1,117

Vermont - 0.13%
 Housing Finance Agency, Single Family
  Housing Bonds, Series 4, 5.75% 2012 (1999) (1)                      280             287

Virginia - 2.14%
 Housing Development Authority, Commonwealth Mortgage
  Bonds, 1995 Series A AMT, Subseries A-1:
   6.50% 2003                                                       1,000           1,076
   6.60% 2004                                                       1,200           1,296
 Blue Ridge Regional Jail Authority
  Series 1997, 5.25% 2006                                           1,150           1,227
 Norfolk Industrial Development Authority, Revenue
  Bonds, 6.50% 2007 (2002) (1)                                      3,000           3,324

Washington - 4.28%
 Health Care Facilities Authority, Weekly Rate Demand
  Revenue Bonds (Virginia Mason Medical Center),
  MBIA Insured, 6.00% 2006                                          1,000           1,110
 Public Power Supply System:
  Nuclear Project No. 1 Refunding Revenue Bonds,
   Series 1993A, 6.30% 2001                                         1,000           1,068
  Nuclear Project No. 2 Refunding Revenue Bonds:
   Series 1993A, AMBAC Insured, 5.50% 2004                          1,000           1,067
   Series 1992A, 5.90% 2004                                         1,500           1,627
   Series A, 5.00% 2005                                             1,000           1,033
   Series B, 5.50% 2006                                             3,000           3,203

West Virginia - 0.49%
 The State Building Commission, Lottery Revenue Bonds,
  1997 Series A, MBIA Insured, 5.00% 2003                           1,000           1,044

Wisconsin - 2.69%
 Health and Educational Facilities Authority:
  Variable Rate Hospital Revenue Bonds (Charity Obligated Group,
   Daughters of Charity National Health System,
   Series 1997D, 4.90% 2015 (2005) (1)                              2,000           2,062
  Revenue Bonds (Luther Hospital
   Project), Series 1992A, 6.00% 2003                               1,000           1,085
 Housing and Economic Development
  Authority, Housing Revenue Bonds:
   6.20% 2001                                                       1,500           1,567
   Series B AMT, 5.30% 2006                                         3,000           3,076
                                                                                ---------
                                                                                  204,371
                                                                                ---------
Tax-Exempt Securities Maturing in
One Year or Less - 4.43%

  State of Texas, Grapevine Industrial Development Revenue Bonds,
  American Airlines, 3.70% 12/01/24 (1998) (1)                        300             300

  State of Texas, Lone Star Airport Authority Revenue Bonds,
  American Airlines, 3.70% 12/01/14 (1998) (1)                        300             300

 State of California, Los Angeles County, Tax and Revenue
  Anticipation Notes, Series A, 4.50% 6/30/98                         900             903

 State of New Mexico, 1997-98 Tax and Revenue Ancticipation Notes,
  Series 1997, 4.50% 6/30/98                                        1,700           1,706

 State of Pennsylvania, School District of Philadelphia, Tax and
  Revenue Anticipation Notes, Series of 1997-1998,
  4.50% 6/30/98                                                     1,100           1,104

 State of Texas, Tax and Revenue Anticipation Notes, Series 1997A
  4.75% 8/31/98                                                     5,100           5,133



                                                                                ---------
                                                                                    9,446
                                                                                ---------
TOTAL TAX-EXEMPT SECURITIES (cost: $206,212,000)                                  213,817
Excess of cash, prepaids and receivables over
 payables                                                                            (768)
                                                                                ---------
NET ASSETS                                                                       $213,049
                                                                                =========

 (1)Valued on the basis of their effective maturity - that is, the dates at which the securities are expected to be called or refunded by the issuers.  The effective maturity dates are shown in parenthesis
(2)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(3)Represents a when-issued security.
See Notes to Financial Statements


Limited Term Tax-Exempt Bond Fund of America

Financial Statements

Statement of Assets and Liabilities
at January 31, 1998 (dollars in thousands)

Assets:                                                        (Unaudited)
 Tax-exempt securities
  (cost: $206,212)                                                $213,817
 Cash                                                                   30
 Prepaid organization expense                                            2
 Receivables for--
  Sales of investments                                  $4,478
  Sales of fund's shares                                 1,448
  Accrued interest                                       3,234       9,160
                                                    ----------  ----------
                                                                   223,009
Liabilities:
 Payables for--
  Purchases of investments                              $8,487
  Repurchases of fund's shares                           1,051
  Dividends payable                                        251
  Management services                                       69
  Accrued expenses                                         102       9,960
                                                    ----------  ----------
Net Assets at January 31, 1998 --
 Equivalent to $14.90 per share on 14,300,861
 shares of beneficial interest issued and
 outstanding; unlimited shares authorized                         $213,049
                                                                ==========


Statement of Operations
for the six months ended January 31, 1998
(dollars in thousands)

Investment Income:                                             (Unaudited)
 Income:
  Interest on tax-exempt securities                                 $5,369

 Expenses:
  Management services fee                                 $406
  Distribution expenses                                    306
  Transfer agent fee                                        32
  Reports to shareholders                                   34
  Registration statement and prospectus                     40
  Postage, stationery and supplies                           6
  Trustees' fees                                             7
  Auditing and legal fees                                   31
  Custodian fee                                              3
  Taxes other than federal income tax                        0
  Organization expense                                       1
  Other expenses                                             4
                                                    ----------
   Total expenses before reimbursement                     870
   Reimbursement of expenses                                94         776
                                                    ----------  ----------
  Net investment income                                              4,593
                                                                ----------
Realized Loss and Unrealized
 Appreciation on Investments:
 Net realized gain                                                     766
 Net unrealized appreciation
  on investments:
  Beginning of period                                    6,808
  End of period                                          7,605
                                                    ----------
  Net increase in unrealized appreciation
   appreciation on investments                                         797
                                                                ----------
  Net realized gain and unrealized
   appreciation on investments                                       1,563
                                                                ----------
Net Increase in Net Assets
 Resulting from Operations                                          $6,156
                                                                ==========



Statement of Changes in Net Assets
(dollars in thousands)                              Six months
                                                         ended  Year ended
                                                   January 31,    July 31,
                                                         1998*        1997
                                                    ----------  ----------
Operations:
 Net investment income                                  $4,593      $9,574
 Net realized gain (loss) on investments                   766        (761)
 Net unrealized appreciation on investments                797       6,412
                                                    ----------  ----------
  Net increase in net assets
   resulting from operations                             6,156      15,225
                                                    ----------  ----------
Dividends Paid from Net
 Investment Income                                      (4,592)     (9,603)
                                                    ----------  ----------
Capital Share Transactions:
 Proceeds from shares sold:
  2,845,273 and 6,106,012 shares, respectively          42,049      88,463
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends:
  214,441 and 465,326 shares, respectively               3,166       6,740
 Cost of shares repurchased:
  2,495,831 and 6,523,758 shares, respectively         (36,853)    (94,336)
                                                    ----------  ----------
  Net increase in net assets
   resulting from capital share
   transactions                                          8,362         867
                                                    ----------  ----------
Total Increase in Net Assets                             9,926       6,489
Net Assets:
 Beginning of period                                   203,123     196,634
                                                    ----------  ----------
 End of period                                        $213,049    $203,123
                                                    ==========  ==========
*Unaudited

See Notes to Financial Statements



Notes to Financial Statements  (unaudited)

1. Limited Term Tax-Exempt Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income exempt from federal income taxes, consistent with preservation of capital, through investments in tax-exempt securities with effective maturities between three and ten years. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Tax-exempt securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Premiums and original issue discounts on securities purchased are amortized. Amortization of market discounts on securities is recognized upon disposition, subject to applicable tax requirements. Dividends to shareholders are declared daily after determination of the fund's net investment income and paid to shareholders monthly.

     Prepaid organization expenses are amortized over the estimated period of benefit, not to exceed five years from commencement of operations. In the event Capital Research and Management Company (CRMC), the fund's investment adviser, redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable with respect to such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of such redemption) of the unamortized prepaid organization expenses as of the date of such redemption. In the event that the fund liquidates prior to the end of the five-year period, CRMC shall bear any unamortized prepaid organization expenses.


2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

       As of January 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,605,000, of which $7,827,000 related to appreciated securities and $222,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended January 31, 1998. The fund had available at July 31, 1997 a net capital loss carryforward totaling $4,067,000 which may be used to offset capital gains realized during subsequent years through 2003 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities for book and federal income tax purposes was $206,212,000 at January 31, 1998.



3. The fee of $406,000 for management services was incurred pursuant to an agreement with CRMC, with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million; plus 3.00% of the fund's monthly gross investment income. The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund, during a period which will terminate at the earlier of such time as no reimbursement has been required for a period of twelve consecutive months, provided no advances are outstanding, or October 1, 2003. Expenses that are not subject to these limitations are interest, taxes, brokerage commissions, transaction costs, and extraordinary expenses. Fee reductions were $94,000 for the six months ended January 31, 1998.

  Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended January 31, 1998, distribution expenses under the Plan were limited to $306,000, representing .30% of average net assets. Had no limitation been in effect, the fund would have paid $368,000 in distribution expenses under the Plan. As of January 31, 1998, accrued and unpaid distribution expenses were $58,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $32,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $59,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of January 31, 1998, aggregate amounts deferred and earnings thereon were $43,000.
  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.


4. As of January 31, 1998, accumulated net realized loss on investments was $3,667,000 and paid-in capital was $209,110,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $43,897,000 and $35,743,000, respectively, during the six months ended January 31, 1998.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $3,000 includes $1,000 that was paid by these credits rather than in cash.



Per-Share Data and Ratios
                                                                                Six                                     Period
                                                                             months                                    October
                                                                              ended      Year     ended   July 31      6,1993 /2/
                                                                        January 31,                                    to July
                                                                           1998 /1/       1997     1996      1995     31, 1994
                                                                          --------- --------- --------- ---------    ---------
Net Asset Value, Beginning of Period                                         $14.79    $14.36    $14.29    $14.10       $14.29
                                                                          --------- --------- --------- ---------    ---------
 Income From Investment Operations:
  Net investment income                                                         .33       .68       .69       .69          .49
  Net realized and unrealized
   gain (loss) on investments                                                   .11       .43       .07       .19         (.19)
                                                                          --------- --------- --------- ---------    ---------
   Total income from investment operations                                      .44      1.11       .76       .88          .30
                                                                          --------- --------- --------- ---------    ---------
 Less Distributions:
  Dividends from net investment income                                         (.33)     (.68)     (.69)     (.69)        (.49)
                                                                          --------- --------- --------- ---------    ---------
Net Asset Value, End of Period                                               $14.90    $14.79    $14.36    $14.29       $14.10
                                                                          ========= ========= ========= =========    =========

Total Return /3/                                                          3.02% /4/   7.96%     5.39%    6.45%      2.11%  /4/

Ratios/Supplemental Data:
 Net assets, end of period (in millions)                                        213      $203      $197      $191         $189
 Ratio of expenses to average net assets before fee waiver                  .42%/4/      .83%      .85%      .90%     .73% /4/
 Ratio of expenses to average net assets after fee waiver                  .38% /4/      .75%      .74%      .64%     .51% /4/
 Ratio of net income to average net assets                                2.23% /4/     4.70%     4.77%     4.88%    3.67% /4/
 Portfolio turnover rate                                                 17.91% /4/    31.89%    34.95%    45.82%   42.21% /4/


/1/Unaudited
/2/Commencement of operations.
/3/Excludes maximum sales charge of 4.75%.
/4/Based on operations for the period shown and, accordingly, not representative of a full year's operations.



THE AMERICAN FUNDS GROUP SHAREHOLDER SERVICES

INVESTING WITH STYLE

AMERICAN FUNDSLINE(R) AND FUNDSLINE ONLINE(SM) - Handle transactions using your phone or computer 24 hours a day. Obtain current prices and investment returns, exchange shares between funds, redeem shares, check your share balances and confirm your most recent transaction. Request a prospectus (Web site only), duplicate statements and order checks. Just call 800/325-3590 or visit our Web site at www.americanfunds.com.

AMERICAN FUNDSLINK(SM) - Link your American Funds accounts with your bank account. You can have fund dividends or automatic fund withdrawals deposited directly into your bank account. Or you can invest money directly from your bank account into your fund account on either a systematic or on-demand basis. OTHER AUTOMATIC TRANSACTIONS - You can reinvest dividends into the same fund or another fund, make withdrawals, and exchange shares between funds - quarterly, monthly or during the months you specify.
Dividend and capital gain options - Use your dividend and capital gain distributions to meet your changing needs.
You may:
- Automatically reinvest distributions back into the fund at no sales charge.
- Cross-reinvest dividends into another fund at no sales charge. (Certain restrictions apply.)
- Have dividends mailed or sent electronically to you or to someone else.

EXCHANGE PRIVILEGES - When you and your investment adviser feel it's time to adjust your portfolio to meet your changing investment goals, you can easily exchange shares from one American Fund to another - usually without paying a sales charge.* To open an account in a different fund, you must meet that fund's minimum investment requirement. An exchange generally constitutes a sale and purchase for tax purposes. Please read the prospectus before you exchange shares.

*Investments in our money market funds - The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America - which are purchased without a sales charge, generally do not apply when determining your sales charges unless the shares were originally purchased in another American Fund that required a sales charge, then later exchanged into our money market funds.

For more complete information about these services or about any of the American Funds, including charges and expenses, please obtain a prospectus from your financial adviser or American Funds Service Company and read it carefully before you invest or send money. These services are subject to change or termination.

YOUR FINANCIAL ADVISER WILL BE HAPPY TO EXPLAIN THESE SERVICES IN GREATER DETAIL. OR, TO TALK TO AN AMERICAN FUNDS SHAREHOLDER SERVICES REPRESENTATIVE, CALL TOLL-FREE (8 A.M.to 8 P.M. EASTERN TIME) FROM ANYWHERE IN THE U.S.:
800/421-0180.

VISIT US AT WWW.AMERICAN FUNDS.COM ON THE WORLD WIDE WEB.


[THE AMERICAN FUNDS GROUP(R)]

LIMITED TERM TAX-EXEMPT BOND FUND OF AMERICA

OFFICES OF THE FUND

OFFICES OF THE FUND
AND OF THE INVESTMENT ADVISER,
Capital Research and
Management Company
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT
FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280
CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of Limited Term Tax-Exempt Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper

Litho in USA  CMG/FS/3720
Lit. No. LTEX-013-0398